EXHIBIT 99.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly report of Cascade Sled Dog Adventures (the "Company") on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Dennis Madsen, President and Chief Executive Officer and Damon Madsen, Chief Financial and Accounting Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/  Dennis Madsen
-------------------------------------
Dennis Madsen
President and Chief Executive Officer
August 13, 2002


/s/  Damon Madsen
-------------------------------------
Damon Madsen
Chief Financial and Accounting Officer
August 13, 2002